UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 15, 2004
                Date of Report (Date of earliest event reported)


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                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                 1-8696                  36-2664428
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation)                        File Number)           Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)


                               -------------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On November 15, 2004, Ms. Jeanne Wendschuh requested that the Board of Directors of Competitive Technologies, Inc. ("CTT") reassign her responsibilities as CTT's Principal Accounting Officer to Michael D. Davidson, CTT's Chief Financial Officer.

     (c) On November 19, 2004, the Board of Directors appointed Michael D. Davidson as CTT's Principal Accounting Officer, to replace Ms. Wendschuh. Mr. Davidson, 45, has served as CTT's Vice President and Chief Financial Officer since May 3, 2004. From 1998 through April 2004, he was with First Aviation Services, Inc., (a provider of parts and services to the aerospace industry) in various capacities, including financial consultant, Controller, and as Vice President, Chief Financial Officer and Corporate Secretary.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMPETITIVE TECHNOLOGIES, INC.

Date:    January 21, 2005                By:      /s/ John B. Nano
                                                  ----------------
                                                  Name: John B. Nano
                                                  Title: President and
                                                  Chief Executive Officer